Exhibit 99

FOR RELEASE 6:00 AM ET, October 31, 2012

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                      (304) 530-0552
Email:                                rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS 3rd QUARTER 2012 RESULTS

MOOREFIELD, WV – October 31, 2012 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported third quarter 2012 net income applicable to common shares of $803,000, or $0.10 per diluted share, compared with $1,862,000, or $0.24 per diluted share, for the third quarter of 2011. Third quarter 2012 results, as compared to the same period in 2011, were  positively impacted by lower charges for other-than-temporary impairment (“OTTI”) of securities and negatively impacted by higher charges to write-down foreclosed properties to estimated fair values and lower realized gains on the sales of securities.

Excluding from third quarter 2012 nonrecurring items (on a pre-tax basis) consisting of realized securities gains of $760,000, gains on sales of assets of $16,000, OTTI of securities of $39,000 and write-downs of foreclosed properties of $2.57 million, and from third quarter 2011 realized securities gains of $1,517,000, gains on sales of assets of $130,000, OTTI of securities of $484,000, and write-downs of foreclosed properties of $1.64 million, pro forma third quarter 2012 earnings applicable to common shares were approximately $1.96 million, or $0.22 per diluted share, compared to $2.16 million, or $0.28 per diluted share, for the year-ago period.

For the nine months ended September 30, 2012, Summit recorded net income applicable to common shares of $3.03 million, or $0.38 per diluted share, compared with $2.37 million, or $0.32 per diluted share, for the comparable 2011 nine-month period.

Excluding  from the nine month period ended September 30, 2012 nonrecurring items (on a pre-tax basis) comprised of realized securities gains of $2.25 million, losses on sales of assets of $583,000, OTTI of $375,000 and write-downs of foreclosed properties of $6.11 million, and from the 2011 first nine-month period realized securities gains of $3.46 million, gain on sales of assets of $277,000, OTTI charges of $2.25 million and write-downs of foreclosed properties of $5.77 million, pro forma earnings for first nine months of 2012 were approximately $6.07 million, or $0.71 per diluted share, compared to $5.06 million, or $0.67 per diluted share, for the 2011 nine month period.

Highlights for Q3 2012 include:

•	Achieved sixth consecutive quarter of positive quarterly earnings.

•	Net interest margin improved 9 basis points compared to Q3 2011, but declined 3 basis points compared to Q2 2012.

•
Recorded charges of $2.57 million and $39,000, respectively, to write-down foreclosed properties and to recognize OTTI of securities, which were partially offset by $760,000 in realized securities gains.

•	Noninterest expenses remained well-controlled, declining 1.3 percent from the year-ago quarter.

•	Summit’s leverage capital ratio is at its highest level in five years and its total risk-based capital ratio is at highest level in eleven years.

H. Charles Maddy, III, President and Chief Executive Officer of Summit, commented, “We are pleased by our continued progress having now achieved six consecutive quarters of profitability; unfortunately as anticipated, earnings are and will remain choppy in the near term as our foreclosed properties are re-appraised and written-down to estimated fair values on an ongoing basis.  Year-to-date in 2012, I am particularly pleased that:  despite a decline in average earning assets, our net interest income remains relatively stable; our net interest margin has improved; our core noninterest income has increased, while we have decreased noninterest expenses; and OTTI of securities charges are very modest compared to prior-year amounts, and are expected to remain at relatively low levels.  Reducing our portfolio of problem assets remains our top priority, and we have reduced our nonperforming assets in each of the three most recent quarters. However, dispositions of foreclosed properties remain frustratingly slow -- particularly with respect to commercial and residential development properties.”

Results from Operations

Total revenue for the third quarter 2012, consisting of net interest income and noninterest income, was $10.7 million compared to $12.1 million for the third quarter 2011. For the year-to-date period ended September 30, 2012, total revenue was $33.3 million compared to $33.7 million for the same period in 2011.

Total revenue excluding nonrecurring items (as enumerated above) was unchanged at $12.6 million for third quarter 2012 and the same prior-year quarter.  For the first nine months of 2012, total revenue excluding nonrecurring items was $38.1 million compared to $38.0 for the first nine months of 2011.

For the third quarter of 2012, net interest income remained relatively unchanged at $9.94 million, compared to $9.92 million reported in the prior-year third quarter and $9.97 million reported in the linked quarter. The net interest margin for third quarter 2012 was 3.17 percent compared to 3.08 percent for the year-ago quarter, and 3.20 percent for the linked quarter.

Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for third quarter 2012 was $806,000 compared to $2.19 million for the comparable period of 2011. Excluding nonrecurring items (as enumerated above), noninterest income was $2.64 million for third quarter 2012 compared to $2.66 million for third quarter 2011.

The provision for loan losses remained at $2.0 million for the third quarter of 2012, unchanged from both the linked and year-ago quarters.

Noninterest expenses continue to be well-controlled, as total noninterest expense decreased 1.3% for the quarter to $7.5 million from the $7.6 million reported in third quarter 2011. Noninterest expense for the first nine months of 2012 remained nearly unchanged compared to the first nine months 2011.

Balance Sheet

At September 30, 2012, total assets were $1.40 billion, a decrease of $46.0 million, or 3.2 percent, and a decrease of $60.5 million, or 4.1 percent, since December 31, 2011 and September 30, 2011, respectively. Total loans, net of unearned fees, were $958.8 million at September 30, 2012, down $24.5 million, or 2.5 percent, from the $983.2 million reported at year end 2011.

All loan categories have declined since year end 2011, except for commercial real estate (“CRE”), the largest component of Summit’s loan portfolio, which increased $242,000. The second largest component of Summit’s loan portfolio, residential real estate, declined $2.4 million, or 0.7 percent, while construction and development (“C&D”) loans declined $11.0 million, or 11.5 percent and commercial (“C&I”) loans declined $10.0 million, or 10.1 percent.

At September 30, 2012, retail deposits were $766.6 million, a decrease of $17.5 million, or 2.2 percent, since year end 2011. During the first nine months of 2012, retail checking deposits grew $26.9 million, or 10.9 percent, to $274.0 million, while retail savings and time deposits declined during the same period by $11.2 million and $33.1 million, respectively, or 5.4 percent and 10.1 percent, respectively.  This reflects management’s ongoing effort to enhance Summit’s cost of funds by improving its deposit mix by attracting lower-cost checking deposits to replace higher-cost time deposits.

Long-term borrowings and subordinated debentures declined by 21.7 percent since year end 2011, as the Company paid down $66.5 million in maturing borrowings during this period.

Asset Quality

As of September 30, 2012, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $99.8 million, or 7.11 percent of assets. This compares to $106.1 million, or 7.49 percent of assets at the linked quarter, and $99.9 million, or 6.82 percent of assets at September 30, 2011.

Third quarter 2012 net loan charge-offs were $2.1 million, or 0.86 percent of average loans annualized, while adding $2.0 million to the allowance for loan losses. The allowance for loan losses stood at $17.8 million, or 1.86 percent of total loans at September 30, 2012, compared to 1.80 percent at December 31, 2011.

Capital Adequacy

Total shareholders’ equity was $107.3 million as of September 30, 2012 compared to $102.6 million December 31, 2011.

Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), remains well in excess of regulatory requirements for a "well capitalized" institution at September 30, 2012. The Bank’s total risk-based capital ratio improved to 14.6 percent at September 30, 2012 compared to 13.6 percent at December 31, 2011, while its Tier 1 leverage capital ratio improved to 9.5 from the 8.9 percent reported at December 31, 2011. Total common shares outstanding as of September 30, 2012 were 7,425,472.

About the Company

Summit Financial Group, Inc. is a $1.40 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of assets, and write-downs of foreclosed properties to estimated fair value included in its Statements of Income.  Management deems these items to be unusual in nature and believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Summit's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q3 2012 vs Q3 2011

	For the Quarter Ended		Percent
Dollars in thousands	9/30/2012	9/30/2011	Change
Condensed Statements of Income
Interest income
Loans, including fees	$13,648	$14,717	-7.3%
Securities	1,934	2,920	-33.8%
Other	7	15	-53.3%
Total interest income	15,589	17,652	-11.7%
Interest expense
Deposits	3,067	4,561	-32.8%
Borrowings	2,587	3,170	-18.4%
Total interest expense	5,654	7,731	-26.9%
Net interest income	9,935	9,921	0.1%
Provision for loan losses	2,000	2,001	0.0%
Net interest income after provision
for loan losses	7,935	7,920	0.2%

Noninterest income
Insurance commissions	1,052	1,073	-2.0%
Service fees related to deposit accounts	1,074	1,078	-0.4%
Realized securities gains	760	1,517	-49.9%
Gain (loss) on sale of assets	16	130	-87.7%
Other-than-temporary impairment of securities	(39)	(484)	-91.9%
Write-downs of foreclosed properties	(2,571)	(1,637)	57.1%
Other income	514	510	0.8%
Total noninterest income	806	2,187	-63.1%
Noninterest expense
Salaries and employee benefits	3,940	3,959	-0.5%
Net occupancy expense	476	473	0.6%
Equipment expense	576	589	-2.2%
Professional fees	250	265	-5.7%
FDIC premiums	510	580	-12.1%
Foreclosed properties expense	395	389	1.5%
Other expenses	1,325	1,318	0.5%
Total noninterest expense	7,472	7,573	-1.3%
Income before income taxes	1,269	2,534	-49.9%
Income taxes	272	598	-54.5%
Net income	997	1,936	-48.5%
Preferred stock dividends	194	74	162.2%

Net income applicable to common shares	$803	$1,862	-56.9%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q3 2012 vs Q3 2011

	For the Quarter Ended		Percent
	9/30/2012	9/30/2011	Change
Per Share Data
Earnings per common share
Basic	$0.11	$0.25	-56.0%
Diluted	$0.10	$0.24	-58.3%

Average shares outstanding
Basic	7,425,472	7,425,472	0.0%
Diluted	9,601,278	8,110,070	18.4%

Performance Ratios
Return on average equity (A)	3.71%	8.22%	-54.9%
Return on average assets	0.28%	0.53%	-47.2%
Net interest margin	3.17%	3.08%	2.9%
Efficiency ratio (B)	53.91%	52.36%	3.0%

              NOTE (A) – Net income divided by total average shareholders’ equity.

              NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Nine Month Performance Summary -- 2012 vs 2011

	For the Nine Months Ended		Percent
Dollars in thousands	9/30/2012	9/30/2011	Change
Condensed Statements of Income
Interest income
Loans, including fees	$42,054	$44,814	-6.2%
Securities	6,579	9,088	-27.6%
Other	31	59	-47.5%
Total interest income	48,664	53,961	-9.8%
Interest expense
Deposits	10,140	13,971	-27.4%
Borrowings	8,600	9,807	-12.3%
Total interest expense	18,740	23,778	-21.2%
Net interest income	29,924	30,183	-0.9%
Provision for loan losses	6,002	8,001	-25.0%
Net interest income after provision
for loan losses	23,922	22,182	7.8%

Noninterest income
Insurance commissions	3,352	3,458	-3.1%
Service fees related to deposit accounts	3,163	3,024	4.6%
Realized securities gains	2,245	3,463	-35.2%
Gain (loss) on sale of assets	(583)	277	-310.5%
Other-than-temporary impairment of securities	(375)	(2,245)	-83.3%
Write-downs of foreclosed properties	(6,114)	(5,770)	6.0%
Other income	1,649	1,354	21.8%
Total noninterest income	3,337	3,561	-6.3%
Noninterest expense
Salaries and employee benefits	11,733	11,987	-2.1%
Net occupancy expense	1,445	1,463	-1.2%
Equipment expense	1,773	1,750	1.3%
Professional fees	781	654	19.4%
FDIC premiums	1,532	1,859	-17.6%
Foreclosed properties expense	1,017	1,235	-17.7%
Other expenses	4,025	3,503	14.9%
Total noninterest expense	22,306	22,451	-0.6%
Income before income taxes	4,953	3,292	50.5%
Income taxes	1,345	698	92.7%
Net income	3,608	2,594	39.1%
Preferred stock dividends	583	223	161.4%

Net income applicable to common shares	$3,025	$2,371	27.6%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Nine Month Performance Summary -- 2012 vs 2011

	For the Nine Months Ended		Percent
	9/30/2012	9/30/2011	Change
Per Share Data
Earnings per common share
Basic	$0.41	$0.32	28.1%
Diluted	$0.38	$0.32	18.8%

Average shares outstanding
Basic	7,425,472	7,425,472	0.0%
Diluted	9,601,098	7,428,860	29.2%

Performance Ratios
Return on average equity (A)	4.54%	3.76%	20.7%
Return on average assets	0.34%	0.23%	47.8%
Net interest margin	3.19%	3.10%	2.9%
Efficiency ratio (B)	53.04%	51.88%	2.2%

            NOTE (A) – Net income divided by total average shareholders’ equity.

            NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Condensed Statements of Income
Interest income
Loans, including fees	$13,648	$14,041	$14,365	$14,362	$14,717
Securities	1,934	2,225	2,421	2,711	2,920
Other	7	12	11	13	15
Total interest income	15,589	16,278	16,797	17,086	17,652
Interest expense
Deposits	3,067	3,360	3,713	4,302	4,561
Borrowings	2,587	2,947	3,066	3,123	3,170
Total interest expense	5,654	6,307	6,779	7,425	7,731
Net interest income	9,935	9,971	10,018	9,661	9,921
Provision for loan losses	2,000	2,001	2,001	1,999	2,001
Net interest income after provision
for loan losses	7,935	7,970	8,017	7,662	7,920

Noninterest income
Insurance commissions	1,052	1,141	1,158	1,003	1,073
Service fees related to deposit accounts	1,074	1,075	1,014	1,102	1,078
Realized securities gains	760	320	1,165	542	1,517
Gain (loss) on sale of assets	16	(523)	(77)	18	130
Other-than-temporary impairment of securities	(39)	(106)	(229)	(401)	(484)
Write-downs of foreclosed properties	(2,571)	(1,631)	(1,912)	(882)	(1,637)
Other income	514	552	584	607	510
Total noninterest income	806	828	1,703	1,989	2,187
Noninterest expense
Salaries and employee benefits	3,940	3,892	3,901	3,846	3,959
Net occupancy expense	476	490	479	472	473
Equipment expense	576	603	594	593	589
Professional fees	250	227	304	501	265
FDIC premiums	510	500	522	564	580
Foreclosed properties expense	395	248	374	441	389
Other expenses	1,325	1,335	1,365	1,417	1,318
Total noninterest expense	7,472	7,295	7,539	7,834	7,573
Income before income taxes	1,269	1,503	2,181	1,817	2,534
Income taxes	272	590	483	337	598
Net income	997	913	1,698	1,480	1,936
Preferred stock dividends	194	194	194	149	74
Net income applicable to common shares	$803	$719	$1,504	$1,331	$1,862

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Per Share Data
Earnings per common share
Basic	$0.11	$0.10	$0.20	$0.18	$0.25
Diluted	$0.10	$0.09	$0.18	$0.16	$0.24

Average shares outstanding
Basic	7,425,472	7,425,472	7,425,472	7,425,472	7,425,472
Diluted	9,601,278	8,927,802	9,600,017	9,044,976	8,110,070

Performance Ratios
Return on average equity (A)	3.71%	3.44%	6.49%	5.87%	8.22%
Return on average assets	0.28%	0.25%	0.47%	0.41%	0.53%
Net interest margin	3.17%	3.20%	3.20%	3.03%	3.08%
Efficiency ratio - (B)	53.91%	52.59%	52.70%	54.96%	52.36%

       NOTE (A) – Net income divided by total average shareholders’ equity.

       NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Assets
Cash and due from banks	$3,752	$4,266	$4,059	$4,398	$3,596
Interest bearing deposits other banks	13,441	14,288	26,855	28,294	39,103
Securities	291,992	289,151	292,002	286,599	292,442
Loans, net	940,933	948,294	957,797	965,516	964,349
Property held for sale	56,033	60,069	61,584	63,938	63,335
Premises and equipment, net	21,265	21,470	21,756	22,084	22,334
Intangible assets	8,387	8,475	8,563	8,651	8,739
Cash surrender value of life insurance policies	30,065	29,808	29,559	29,284	29,034
Other assets	38,218	40,620	42,190	41,357	41,652
Total assets	$1,404,086	$1,416,441	$1,444,365	$1,450,121	$1,464,584

Liabilities and Shareholders' Equity
Retail deposits	$766,555	$767,413	$785,283	$784,029	$816,904
Wholesale deposits	260,752	234,256	225,856	232,471	230,405
Short-term borrowings	20,957	10,957	15,956	15,956	955
Long-term borrowings and
subordinated debentures	240,133	290,024	303,510	306,643	308,420
Other liabilities	8,361	8,084	9,361	8,456	8,976
Shareholders' equity	107,328	105,707	104,399	102,566	98,924
Total liabilities and shareholders' equity	$1,404,086	$1,416,441	$1,444,365	$1,450,121	$1,464,584

Book value per common share (A)	$11.20	$11.01	$10.87	$10.68	$10.96
Tangible book value per common share (A)	$10.33	$10.13	$9.98	$9.78	$9.99
Tangible equity / Tangible assets	7.1%	6.9%	6.7%	6.5%	6.2%

    NOTE  (A) – Assumes conversion of all outstanding shares of convertible preferred stock.

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Summit Financial Group, Inc.
Total Risk Based Capital	13.8%	13.6%	13.3%	13.0%	12.3%
Tier 1 Risk Based Capital	11.3%	11.1%	10.8%	10.5%	9.7%
Tier 1 Leverage Ratio	8.0%	7.9%	7.8%	7.6%	6.9%

Summit Community Bank, Inc.
Total Risk Based Capital	14.6%	14.3%	14.0%	13.6%	13.4%
Tier 1 Risk Based Capital	13.3%	13.1%	12.7%	12.3%	12.1%
Tier 1 Leverage Ratio	9.5%	9.3%	9.1%	8.9%	8.7%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Commercial	$88,997	$92,060	$99,386	$99,024	$94,801
Commercial real estate
Owner occupied	150,090	152,347	153,528	158,754	166,813
Non-owner occupied	279,132	280,891	275,727	270,226	253,538
Construction and development
Land and development	82,857	84,383	88,212	93,035	94,023
Construction	2,087	1,793	2,148	2,936	9,445
Residential real estate
Non-jumbo	215,584	217,321	219,485	221,733	224,499
Jumbo	62,748	61,962	62,836	61,535	62,255
Home equity	53,455	51,692	50,884	50,898	51,025
Consumer	21,290	21,212	21,573	22,325	22,988
Other	2,513	2,523	2,540	2,762	2,911
Total loans, net of unearned fees	958,753	966,184	976,319	983,228	982,298
Less allowance for loan losses	17,820	17,890	18,522	17,712	17,949
Loans, net	$940,933	$948,294	$957,797	$965,516	$964,349

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Retail Deposit Composition

Dollars in thousands	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Non interest bearing checking	$96,764	$96,172	$87,916	$88,655	$85,406
Interest bearing checking	177,236	164,867	172,506	158,483	163,840
Savings	197,610	204,509	212,402	208,809	208,030
Time deposits	294,945	301,865	312,459	328,082	359,628
Total retail deposits	$766,555	$767,413	$785,283	$784,029	$816,904

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Gross loan charge-offs	$2,142	$2,790	$1,340	$2,368	$2,157
Gross loan recoveries	(73)	(156)	(149)	(133)	(89)
Net loan charge-offs	$2,069	$2,634	$1,191	$2,235	$2,068

Net loan charge-offs to average loans (annualized)	0.86%	1.08%	0.49%	0.91%	0.84%
Allowance for loan losses	$17,820	$17,890	$18,523	$17,712	$17,949
Allowance for loan losses as a percentage
of period end loans	1.86%	1.85%	1.89%	1.80%	1.82%
Nonperforming assets:
Nonperforming loans
Commercial	$5,343	$6,476	$2,477	$3,259	$3,473
Commercial real estate	2,803	3,536	4,282	7,163	8,398
Commercial construction and development	428	662	799	1,052	-
Residential construction and development	16,333	16,735	21,375	22,634	17,506
Residential real estate	18,809	18,550	17,754	18,187	6,818
Consumer	88	78	81	145	87
Total nonperforming loans	43,804	46,037	46,768	52,440	36,282
Foreclosed properties
Commercial	-	-	-	-	-
Commercial real estate	11,802	12,029	14,703	15,721	14,256
Commercial construction and development	17,683	18,632	17,377	17,101	16,960
Residential construction and development	23,769	26,014	25,724	27,877	27,804
Residential real estate	2,779	3,393	3,780	3,239	3,718
Total foreclosed properties	56,033	60,068	61,584	63,938	62,738
Other repossessed assets	-	-	266	263	859
Total nonperforming assets	$99,837	$106,105	$108,618	$116,641	$99,879

Nonperforming loans to period end loans	4.57%	4.76%	4.79%	5.33%	3.69%
Nonperforming assets to period end assets	7.11%	7.49%	7.52%	8.04%	6.82%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Commercial	$874	$300	$689	$533	$255
Commercial real estate	1,264	1,787	2,776	5,746	2,797
Construction and development	56	293	518	1,756	1,251
Residential real estate	4,346	5,763	5,509	6,633	4,779
Consumer	313	408	242	466	308
Total	$6,853	$8,551	$9,734	$15,134	$9,390

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q3 2012 vs Q3 2011

	Q3 2012			Q3 2011
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$ 955,849	$ 13,572	5.65%	$ 976,169	$ 14,656	5.96%
Tax-exempt	6,267	115	7.30%	4,575	92	7.98%
Securities
Taxable	238,458	1,341	2.24%	246,411	2,104	3.39%
Tax-exempt	69,636	890	5.08%	79,685	1,236	6.15%
Interest bearing deposits other banks
and Federal funds sold	19,690	7	0.14%	28,911	15	0.21%
Total interest earning assets	1,289,900	15,925	4.91%	1,335,751	18,103	5.38%

Noninterest earning assets
Cash & due from banks	4,247			4,047
Premises & equipment	21,422			22,503
Other assets	117,354			126,113
Allowance for loan losses	(17,825)			(18,240)
Total assets	$ 1,415,098			$ 1,470,174

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$ 176,974	$ 83	0.19%	$ 152,516	$ 96	0.25%
Savings deposits	200,865	321	0.64%	210,715	467	0.88%
Time deposits	548,983	2,663	1.93%	602,454	3,998	2.63%
Short-term borrowings	12,479	8	0.26%	1,226	1	0.32%
Long-term borrowings and
subordinated debentures	264,315	2,579	3.88%	313,102	3,169	4.02%
Total interest bearing liabilities	1,203,616	5,654	1.87%	1,280,013	7,731	2.40%

Noninterest bearing liabilities
Demand deposits	96,048			86,966
Other liabilities	8,015			8,948
Total liabilities	1,307,679			1,375,927

Shareholders' equity - preferred	9,326			3,558
Shareholders' equity - common	98,093			90,689
Total liabilities and
shareholders' equity	$ 1,415,098			$ 1,470,174

NET INTEREST EARNINGS		$ 10,271			$ 10,372

NET INTEREST MARGIN			3.17%			3.08%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2012 vs YTD 2011

	YTD 2012			YTD 2011
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$ 965,227	$ 41,811	5.79%	$ 987,928	$ 44,622	6.04%
Tax-exempt	6,776	368	7.25%	4,765	289	8.11%
Securities
Taxable	235,885	4,592	2.60%	262,275	7,290	3.72%
Tax-exempt	70,753	3,009	5.68%	56,313	2,727	6.47%
Interest bearing deposits other banks
and Federal funds sold	22,737	31	0.18%	36,307	59	0.22%
Total interest earning assets	1,301,378	49,811	5.11%	1,347,588	54,987	5.46%

Noninterest earning assets
Cash & due from banks	4,195			3,951
Premises & equipment	21,684			22,737
Other assets	120,041			118,393
Allowance for loan losses	(18,191)			(18,144)
Total assets	$ 1,429,107			$ 1,474,525

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$ 167,843	$ 247	0.20%	$ 151,137	$ 296	0.26%
Savings deposits	206,953	1,054	0.68%	206,705	1,473	0.95%
Time deposits	545,121	8,839	2.17%	611,404	12,202	2.67%
Short-term borrowings	14,250	25	0.23%	1,663	3	0.24%
Long-term borrowings and
subordinated debentures	288,305	8,575	3.97%	318,584	9,804	4.11%
	1,222,472	18,740	2.05%	1,289,493	23,778	2.47%
Noninterest bearing liabilities
Demand deposits	92,362			83,768
Other liabilities	8,273			9,234
Total liabilities	1,323,107			1,382,495

Shareholders' equity - preferred	9,326			3,532
Shareholders' equity - common	96,674			88,498
Total liabilities and
shareholders' equity	$ 1,429,107			$ 1,474,525

NET INTEREST EARNINGS		$ 31,071			$ 31,209

NET INTEREST MARGIN			3.19%			3.10%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Nine Months Ended
Dollars in thousands	9/30/2012	9/30/2011	9/30/2012	9/30/2011

Net income applicable to common shares - excluding
realized securities gains, gains/(losses) on sales of
assets, other-than-temporary impairment of securities
and write-downs of foreclosed properties	$1,959	$2,160	$6,066	$5,063

Realized securities gains	760	1,517	2,245	3,463
Applicable income tax effect	(281)	(561)	(831)	(1,281)
Gains (losses) on sales of assets	16	130	(583)	277
Applicable income tax effect	(6)	(48)	216	(102)
Other-than-temporary impairment of securities	(39)	(484)	(375)	(2,245)
Applicable income tax effect	14	179	139	831
Write-downs foreclosed properties	(2,571)	(1,637)	(6,114)	(5,770)
Applicable income tax effect	951	606	2,262	2,135
	(1,156)	(298)	(3,041)	(2,692)
GAAP net income applicable to common shares	$803	$1,862	$3,025	$2,371

Diluted earnings per common share - excluding
realized securities gains, gains/(losses) on sales of
assets, other-than-temporary impairment of securities
and write-downs of foreclosed properties	$0.22	$0.28	$0.71	$0.67

Realized securities gains	0.08	0.19	0.23	0.47
Applicable income tax effect	(0.03)	(0.07)	(0.09)	(0.17)
Gains (losses) on sales of assets	-	0.02	(0.06)	0.04
Applicable income tax effect	-	(0.01)	0.02	(0.01)
Other-than-temporary impairment of securities	-	(0.06)	(0.04)	(0.30)
Applicable income tax effect	-	0.02	0.01	0.11
Write-downs of foreclosed properties	(0.27)	(0.20)	(0.64)	(0.78)
Applicable income tax effect	0.10	0.07	0.24	0.29
	(0.12)	(0.04)	(0.33)	(0.35)
GAAP diluted earnings per common share	$0.10	$0.24	$0.38	$0.32

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Nine Months Ended
Dollars in thousands	9/30/2012	9/30/2011	9/30/2012	9/30/2011

Total revenue - excluding realized securities gains,
other-than-temporary impairment of securities and
write-downs of foreclosed properties	$12,575	$12,582	$38,088	$38,019

Realized securities gains	760	1,517	2,245	3,463
Gains (losses) on sales of assets	16	130	(583)	277
Other-than-temporary impairment of securities	(39)	(484)	(375)	(2,245)
Write-downs of foreclosed properties	(2,571)	(1,637)	(6,114)	(5,770)
	(1,834)	(474)	(4,827)	(4,275)
GAAP total revenue	$10,741	$12,108	$33,261	$33,744

Total noninterest income - excluding realized securities
gains, other-than-temporary impairment of securities
and write-downs of foreclosed properties	$2,640	$2,661	$8,164	$7,836

Realized securities gains	760	1,517	2,245	3,463
Gains (losses) on sales of assets	16	130	(583)	277
Other-than-temporary impairment of securities	(39)	(484)	(375)	(2,245)
Write-downs of foreclosed properties	(2,571)	(1,637)	(6,114)	(5,770)
	(1,834)	(474)	(4,827)	(4,275)
GAAP total noninterest income	$806	$2,187	$3,337	$3,561